FUNDS FOR INSTITUTIONS SERIES

FFI Treasury Fund

(the “Fund”)

Supplement dated May 20, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2019, as supplemented to date

On May 12, 2020, the Board of Trustees of Funds For Institutions Series (the “Trust”), on behalf of the Fund, approved a proposal to liquidate and terminate the Fund subject to a Plan of Liquidation and Termination. The Plan of Liquidation and Termination will be presented to the shareholders of the Fund and must be approved by the requisite number of shares of the Fund before a liquidation and termination of the Fund can occur.

A special meeting of shareholders of the Fund to consider the Plan of Liquidation and Termination is expected to be held on August 7, 2020. The record date for the special meeting is June 11, 2020. If approved by shareholders of the Fund, the liquidation date for the Fund is expected to be on or around August 11, 2020.

Effective June 1, 2020, BlackRock Advisors, LLC (“BlackRock”) will waive or reimburse all operating expenses of the Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be discontinued by BlackRock at any time without notice.

Also on May 12, 2020, the Board of Trustees of the Trust, on behalf of the Fund, also approved a proposal to reopen the Fund to share purchases. Accordingly, effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About FFI Treasury Fund—Purchase and Sale of Fund Shares” and the section of the Fund’s Prospectus entitled “Fund Overview—Key Facts About FFI Treasury Fund—Purchase and Sale of Fund Shares” are amended to delete the last paragraph of each such section in its entirety.

The section of the Fund’s Prospectus entitled “Account Information—How to Buy, Sell and Exchange Shares—Purchase of Fund Shares” is amended to delete such section in its entirety and replace it with the following:

Purchase of Fund Shares

The chart below outlines the deadlines for receipt of purchase orders for the Funds’ shares. If your purchase order is received by the Fund by the applicable deadline and Federal Funds are received by the Transfer Agent prior to the close of the Federal Funds wire (normally 6:00 p.m. Eastern time) on that same day, the purchase order will be effected as of the applicable deadline and dividends will be earned that day.

Fund	Deadline (Eastern time)
Treasury Strategies Institutional Fund	2:30 p.m.
Treasury Fund	2:00 p.m.

Treasury Strategies Institutional Fund no longer accepts purchase orders. Dividends will continue to be reinvested, at the shareholders’ option, in shares of Treasury Strategies Institutional Fund. Shareholders may continue to redeem their shares of Treasury Strategies Institutional Fund.

The section of the Fund’s Statement of Additional Information entitled “Investment Objectives and Policies” is amended to delete the fifth paragraph of such section in its entirety and replace it with the following:

Treasury Strategies Institutional Fund no longer accepts purchase orders. Dividends will continue to be reinvested, at the shareholders’ option, in shares of Treasury Strategies Institutional Fund. Shareholders may continue to redeem their shares of Treasury Strategies Institutional Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFI-T-0520SUP

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